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                                                                    EXHIBIT 99.1


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Computer Task Group, Incorporated, a New York corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 27, 2002 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

     (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 11, 2002                   /s/ James R. Boldt
                                           -------------------------------------
                                           James R. Boldt
                                           President and Chief Executive Officer





Dated: November 11, 2002                   /s/ Gregory M. Dearlove
                                           ------------------------------------
                                           Gregory M. Dearlove
                                           Vice President and Chief Financial
                                           Officer











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